PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 19, 2024
To
Updating Summary Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Updating Summary Prospectus (Prospectus or USP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the USP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the USP and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.
This Supplement describes certain changes and updates to your Prospectus. The following changes are effective on February 3, 2025.
1.The “Updated Information About Your Contract” section of the USP is amended to add the following disclosure:
“During the Income Stage of the Benefit, you may only allocate to the 1-year Point-to-Point with Cap Index Strategies and 1-year Dual Directional Index Strategies and may not allocate to any Variable Subaccount.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PLAZFGINCSUP2-USP